Exhibit 99.1

Modern Media Acquisition Corp. Announces Upcoming Separation of Trading of its Common Stock, Rights and Warrants

NEW YORK, June 2, 2017 /Business Wire/ — Modern Media Acquisition Corp. (NASDAQ: MMDMU) (the “Company”) today announced that, commencing June 7, 2017, holders of the Company’s units (“Units”) may elect to separately trade the shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), the rights (each, a “Right”) and the warrants (each, a “Warrant”) comprising the Units on the NASDAQ Capital Market (“NASDAQ”). Each Unit consists of one share of Common Stock, one Right, and one-half of one Warrant. Each Right entitles the holder thereof to receive one-tenth of one share of Common Stock (for no additional consideration) upon the consummation of an initial business combination. Each whole Warrant entitles the holder thereof to purchase one share of Common Stock at $11.50 per share. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will be eligible to trade on NASDAQ. Those Units not separated will continue to trade on NASDAQ under the symbol “MMDMU,” and the shares of Common Stock, Rights and Warrants will trade on NASDAQ under the symbols “MMDM,” “MMDMR” and “MMDMW,” respectively. Holders of the Units will need to have their brokers contact Continental Stock Transfer and Trust Company, the Company’s transfer agent, in order to separate the Units into Common Stock, Rights and Warrants.

The Units were initially offered and sold by the Company in an underwritten public offering. Macquarie Capital acted as sole bookrunner of the offering and EarlyBirdCapital, Inc., Cowen and Company, LLC and I-Bankers Securities, Inc. acted as co-managers of the offering.

A registration statement relating to these securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on May 11, 2017.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the final prospectus relating to the offering may be obtained for free by visiting the SEC’s website at http://www.sec.gov. Alternatively, a copy of the prospectus relating to this offering may be obtained from Macquarie Capital, Attn: Syndicate Department, 125 West 55th Street, L-22, New York, New York 10019, telephone: 212-231-0440, or by emailing: MacquarieEquitySyndicateUSA@macquarie.com; EarlyBirdCapital, Inc., Attn: Jillian Carter, Syndicate Department, 366 Madison Avenue, 8th Floor, New York, New York 10017, telephone: 212-661-0200, or by emailing: jcarter@ebcap.com; Cowen and Company, LLC c/o Broadridge Financial Services., Attn: Prospectus Department, 1155 Long Island Avenue, Edgewood, New York 11717, or by telephone: (631) 274-2806; and I-Bankers Securities, Inc., Attn: Chris Nash, 535 5th Avenue, 4th Floor, New York, New York 10017, telephone: 214-687-0020, or by emailing: Chris@ibsgroup.net.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this press release may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements are statements other than historical fact, and may include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding future actions or events. Forward-looking statements are based on the Company’s current expectations and beliefs concerning potential future developments and events, and their potential effects on the Company. There can be no assurance that any such future developments or events affecting the Company will be those that it has anticipated. Forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Contact:

Lewis W. Dickey, Jr.

President and Chief Executive Officer

Modern Media Acquisition Corp.

ldickey@modernmediaco.com